LONG TERM DEBT	12 Months Ended
Jan. 31, 2015
LONG TERM DEBT [Text Block]

NOTE 9 – LONG TERM DEBT

During the year ended January 31, 2014, the Company was assessed asset taxes in Argentina of approximately $30,770 ($166,169 Argentine pesos) related to a prior year. Given a current inflation rate in Argentina that is higher than the rate of interest charged by the Argentine government, the Company elected to pay this amount plus interest for a total of approximately $64,269 ($336,515 Argentine pesos) in 120 monthly installments. As a result of the devaluation of the Argentine peso since the date the Company elected to pay in installments, the non-current portion as at January 31, 2015 is approximately $28,546 (2014-$34,966). The current portion in the amount of $3,893 (2014-$4,196) is included in accounts payable and accrued liabilities. The amount of the debt is unsecured.